EXHIBIT 99.1

Lakeland Bancorp Second Quarter Results Driven by Strong Loan Growth

OAK RIDGE, N.J., July 22, 2014 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following positive results in the second quarter of 2014:

  Net Income Available to Common Shareholders in the second quarter of 2014 was $7.8 million or $0.20 per diluted share compared to $5.9 million or $0.18 per diluted share for the same period last year. Second quarter 2013 results included $1.5 million in merger expenses relating to the acquisition of Somerset Hills Bancorp and a $1.2 million gain on debt extinguishment. Excluding these items, Net Income Available to Common Shareholders in the second quarter of 2013 was $6.2 million, or $0.19 per diluted share. In the second quarter of 2014, Annualized Return on Average Assets was 0.93%, Annualized Return on Average Common Equity was 8.58%, and Annualized Return on Average Tangible Common Equity was 12.41%.

  Net Income Available to Common Shareholders for the first six months of 2014 was $14.9 million or $0.39 per diluted share compared to $11.0 million, or $0.34 per diluted share for the same period last year. Excluding merger costs and the gain on debt extinguishment, Net Income Available to Common Shareholders was $11.9 million or $0.37 per diluted share for the first six months of 2013. The Annualized Return on Average Assets for the six months ended June 30, 2014 was 0.90%, the Annualized Return on Average Common Equity was 8.36%, and the Annualized Return on Average Tangible Common Equity was 12.15%.

  The Company reported strong loan growth as loans totaling $2.61 billion at June 30, 2014 increased by $105.6 million, or 4% as compared to March 31, 2014. The overall increase was primarily in total commercial loans, which increased by $93.8 million, or 6% this quarter.

  In the second quarter of 2014, Net Interest Margin ("NIM") was 3.69%, compared to 3.72% in the first quarter of 2014 and 3.68% for the same period last year. For the first six months of 2014, NIM was 3.71% compared to 3.69% for the first six months of 2013.

  Non-performing assets at $20.2 million decreased 11% from the previous quarter, while net charge-offs at $1.2 million (0.20% of average loans) were at the lowest level in the past five quarters. The Allowance for Loan and Lease Losses totaled $29.9 million and was 154% of non-accruing loans at June 30, 2014.

  In the second quarter of 2014, the Company paid a 5% stock dividend on June 17, 2014 to holders of record on June 3, 2014. (Please note that all per share data has been adjusted to reflect this stock dividend). On July 16, 2014, the Company declared a quarterly cash dividend of $0.075 per common share, payable on August 15, 2014 to holders of record as of the close of business on August 4, 2014. Since the cash dividend remained unchanged from the previous quarter, this effectively increases the cash dividend by 5%.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "Total loans and total assets at $2.6 billion and $3.5 billion, respectively, are now at record levels, reflecting loan growth of 4% in the second quarter of 2014 and 6% overall this year. Net Income increased by 9% from the first quarter of 2014 driven by strong loan growth, improved asset quality, stable margins, and reduced operating expenses."

Earnings

As previously noted, the Company acquired Somerset Hills Bancorp ("Somerset Hills"), which had total assets of $355.9 million at the time of acquisition, on May 31, 2013. The Company's financial statements reflect the impact of the merger from the date of acquisition, which should be considered when comparing the results for the second quarters of 2014 and 2013, respectively.

Net Interest Income

Net interest income for the second quarter of 2014 was $28.4 million, as compared to $25.1 million for the same period in 2013, an increase of 13%. Annualized Net Interest Margin ("NIM") has remained stable for the last five quarters. In the second quarter of 2014, NIM was 3.69%, which compared to 3.72% reported in the first quarter of 2014, and 3.68% in the second quarter of 2013. The annualized yield on interest-earning assets declined seven basis points from 4.04% in the second quarter of 2013 to 3.97% for the same period this year. The annualized cost of interest-bearing liabilities has decreased eleven basis points from 0.47% in the second quarter of 2013 to 0.36% in the second quarter of 2014. This decrease was driven by reduced deposit costs combined with a 63 basis point decrease in the cost of borrowings.

Year-to-date, net interest income at $56.3 million compared to the $49.1 million reported for the first six months of 2013, an increase of 15%. Annualized Net Interest Margin for the first six months of 2014 at 3.71% compared to 3.69% for the same period last year. The Company's annualized yield on earning assets decreased from 4.07% for the first six months of 2013 to 3.98% for the same period this year. The Company's cost of interest bearing liabilities decreased from 0.49% for the first six months of 2013 to 0.36% for the first six months of this year.

Noninterest Income

Noninterest income totaled $4.4 million for the second quarter of 2014, as compared to $5.8 million for the same period last year. In the second quarter of 2013, the Company acquired and extinguished Lakeland Bancorp Capital Trust I trust preferred securities recording a $1.2 million gain on this transaction. Exclusive of this transaction, non-interest income in the second quarter of 2014 was $0.2 million lower than the total reported in the same period last year. Service charges on deposit accounts totaling $2.7 million and commissions and fees at $1.1 million were equivalent to the totals for the same period last year. Other income at $0.3 million was $0.2 million lower than last year's second quarter total primarily due to a reduction in the gain on sale of mortgage loans.

Noninterest income, exclusive of gains on sales of investment securities and the aforementioned gain on debt extinguishment, totaled $8.4 million for the first six months of 2014, which was $0.7 million lower than last year's six month total. Gains on investment securities totaled $2 thousand in 2014 as compared to $0.5 million in 2013. Service charges on deposit accounts at $5.2 million were equivalent to last year's total, while commissions and fees at $2.1 million decreased by $0.3 million, primarily due a decrease in investment commission income. Other income at $0.4 million decreased by $0.5 million primarily due to reductions in both gains on sales of mortgage loans and loan swap income.

Noninterest Expense

Noninterest expense for the second quarter of 2014 was $19.5 million, as compared to $19.4 million for the same period last year. Included in non-interest expenses in the second quarter of 2013 were $1.5 million in merger related expenses and one month's expenses post Somerset Hills' acquisition. Exclusive of the merger related costs in 2013, non-interest expenses increased by $1.6 million, or 9% in the second quarter of 2014 from the same period in 2013. Salary and benefit expense at $11.2 million increased by 11%, partially due to increased staffing due to the Somerset Hills merger. Net occupancy, furniture and equipment expenses at $3.7 million increased by 9% primarily due to expenses relating to the six new branches acquired in the Somerset Hills merger. The efficiency ratio for the second quarter of 2014 was 58.7% as compared to 59.7% for the same period last year.

For the first six months of 2014, non-interest expenses were $39.3 million compared to $37.6 million for the same period last year. In the first half of 2013 the Company recorded $2.1 million in merger related expenses and $0.5 million in prepayment fees on long-term debt. Exclusive of these items in 2013, non-interest expenses for the first six months of 2014 were $4.3 million higher than the same period in 2013. Salary and benefit expense at $22.0 million increased by 10%, partially due to increased staffing due to the Somerset Hills merger. Net occupancy, furniture and equipment expenses at $8.0 million were $1.2 million higher than last year primarily due to expenses relating to the six new branches acquired in the Somerset Hills merger, as well as a $0.4 million increase in snow removal costs in the first quarter of 2014. Other expenses at $5.8 million increased by $0.8 million partially due to an increase of $0.5 million in audit fees.

Financial Condition

At June 30, 2014, total assets were $3.48 billion, an increase of $161.8 million, or 5%, from December 31, 2013. As previously mentioned, total loans were $2.61 billion, an increase of $139.9 million, or 6%, from December 31, 2013.  Total deposits were $2.73 billion, an increase of $17.6 million from December 31, 2013. Non-interest demand deposits at $649.2 million have increased by $48.5 million, or 8%, in 2014. Interest-bearing deposits at $2.08 billion have decreased this year by $30.9 million, primarily due to a $42.7 million decrease in interest-bearing public funds.

Asset Quality

At June 30, 2014, non-performing assets totaled $20.2 million (0.58% of total assets) compared to $22.7 million (0.67% of total assets) at March 31, 2014. The Allowance for Loan and Lease Losses totaled $29.9 million at June 30, 2014 and represented 1.14% of total loans.  In the second quarter of 2014, the Company had net charge offs totaling $1.2 million compared to $2.6 million in the second quarter of 2013. For the first six months of 2014, the Company had net charge-offs of $3.0 million (0.24% of average loans), as compared to $5.1 million (0.46% of average loans) for the same period last year. The provision for loan and lease losses in the second quarter of 2014 was $1.6 million, compared to $2.6 million in the same period last year.

Capital

At June 30, 2014, stockholders' equity was $367.8 million, while book value per common share was $9.70. Tangible book value per common share was $6.74, an increase of 7% from year-end 2013. As of June 30, 2014, the Company's leverage ratio was 9.06%. Tier I and total risk based capital ratios were 11.54% and 12.75%, respectively. The Tangible Common Equity ratio was 7.59%, an increase from 7.46% reported at December 31, 2013. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements.  Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.5 billion in total assets with 51 offices spanning eight northern New Jersey counties: Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren. Lakeland Bank is the second largest commercial bank headquartered in the state and offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	Three Months Ended June 30,		Six months Ended June 30,

	2014	2013	2014	2013
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 28,419	$ 25,146	$ 56,264	$ 49,082
Provision for Loan and Lease Losses	(1,593)	(2,594)	(3,082)	(5,777)
Other Noninterest Income	4,371	4,595	8,442	9,141
Gains on investment securities	--	1	2	506
Gain on debt extinguishment	--	1,197	--	1,197
Long-term debt prepayment fee	--	--	--	(526)
Merger related expenses	--	(1,452)	--	(2,083)
Noninterest Expense	(19,530)	(17,941)	(39,272)	(35,011)
Pretax Income	11,667	8,952	22,354	16,529
Tax Expense	(3,886)	(3,049)	(7,410)	(5,518)
Net Income	$ 7,781	$ 5,903	$ 14,944	$ 11,011

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.18	$ 0.39	$ 0.34
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.18	$ 0.39	$ 0.34
Dividends per Common Share (1)	$ 0.07	$ 0.07	$ 0.14	$ 0.13
Weighted Average Shares - Basic (1)	37,740	33,103	37,711	32,078
Weighted Average Shares - Diluted (1)	37,850	33,199	37,828	32,158

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.93%	0.79%	0.90%	0.76%
Annualized Return on Average Common Equity	8.58%	7.76%	8.36%	7.55%
Annualized Return on Average Tangible Common Equity (2)	12.41%	11.31%	12.15%	10.96%
Annualized Return on Interest Earning Assets	3.97%	4.04%	3.98%	4.07%
Annualized Cost of Interest Bearing Liabilities	0.36%	0.47%	0.36%	0.49%
Annualized Net Interest Spread	3.60%	3.58%	3.62%	3.59%
Annualized Net Interest Margin	3.69%	3.68%	3.71%	3.69%
Efficiency ratio (2)	58.73%	59.70%	59.80%	59.77%
Stockholders' equity to total assets			10.57%	10.46%
Book value per common share (1)			$ 9.70	$ 9.10
Tangible book value per common share (1) (2)			$ 6.74	$ 6.08
Tangible common equity to tangible assets (1) (2)			7.59%	7.24%

ASSET QUALITY RATIOS			6/30/2014	12/31/2013
Ratio of allowance for loan and lease losses to total loans			1.14%	1.21%
Non-accruing loans to total loans			0.74%	0.69%
Non-performing assets to total assets			0.58%	0.53%
Annualized net charge-offs to average loans			0.24%	0.36%

SELECTED BALANCE SHEET DATA AT PERIOD-END			6/30/2014	12/31/2013
Loans and Leases			$ 2,610,198	$ 2,470,289
Allowance for Loan and Lease Losses			(29,866)	(29,821)
Investment Securities			530,934	540,788
Total Assets			3,479,548	3,317,791
Total Deposits			2,726,850	2,709,205
Short-Term Borrowings			156,511	81,991
Other Borrowings			215,238	160,238
Stockholders' Equity			367,833	351,424

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Six Months Ended
	6/30/2014	6/30/2013	6/30/2014	6/30/2013
Loans and Leases, net	$ 2,552,010	$ 2,264,713	$ 2,519,679	$ 2,201,347
Investment Securities	537,974	470,018	539,837	472,904
Interest-Earning Assets	3,114,539	2,765,229	3,088,193	2,704,793
Total Assets	3,360,289	3,001,361	3,336,630	2,935,053
Non Interest-Bearing Demand Deposits	640,080	542,976	629,570	522,708
Savings Deposits	387,179	369,703	386,099	363,739
Interest-Bearing Transaction Accounts	1,433,382	1,284,233	1,437,055	1,255,333
Time Deposits	284,475	311,230	288,826	306,719
Total Deposits	2,745,116	2,508,142	2,741,550	2,448,499
Short-Term Borrowings	78,475	48,652	67,599	49,143
Other Borrowings	158,432	125,268	152,042	129,336
Total Interest-Bearing Liabilities	2,341,944	2,139,086	2,331,621	2,104,270
Stockholders' Equity	363,802	304,950	360,395	293,934

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014
(2) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$27,558	$25,365	$54,456	$49,772
Federal funds sold and interest bearing deposits with banks	9	17	22	30
Taxable investment securities and other	2,515	1,808	5,061	3,527
Tax exempt investment securities	467	440	940	870
TOTAL INTEREST INCOME	30,549	27,630	60,479	54,199
INTEREST EXPENSE
Deposits	1,243	1,560	2,506	3,222
Federal funds purchased and securities sold under agreements to repurchase	35	13	50	22
Other borrowings	852	911	1,659	1,873
TOTAL INTEREST EXPENSE	2,130	2,484	4,215	5,117
NET INTEREST INCOME	28,419	25,146	56,264	49,082
Provision for loan and lease losses	1,593	2,594	3,082	5,777
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	26,826	22,552	53,182	43,305
NONINTEREST INCOME
Service charges on deposit accounts	2,663	2,692	5,222	5,214
Commissions and fees	1,082	1,143	2,095	2,356
Gains on sales and calls of investment securities	--	1	2	506
Gain on debt extinguishment	--	1,197	0	1,197
Income on bank owned life insurance	365	340	725	653
Other income	261	420	400	918
TOTAL NONINTEREST INCOME	4,371	5,793	8,444	10,844
NONINTEREST EXPENSE
Salaries and employee benefits	11,200	10,133	22,013	20,086
Net occupancy expense	2,041	1,887	4,658	3,861
Furniture and equipment	1,660	1,505	3,353	2,910
Stationery, supplies and postage	334	368	688	738
Marketing expense	476	435	862	723
FDIC insurance expense	511	556	1,012	1,069
Legal expense	219	286	492	528
Other real estate owned and other repossessed asset expense	100	(2)	115	17
Long-term debt prepayment fee	--	--	--	526
Merger related expenses	--	1,452	--	2,083
Core deposit intangible amortization	119	41	242	41
Other expenses	2,870	2,732	5,837	5,038
TOTAL NONINTEREST EXPENSE	19,530	19,393	39,272	37,620
INCOME BEFORE PROVISION FOR INCOME TAXES	11,667	8,952	22,354	16,529
Provision for income taxes	3,886	3,049	7,410	5,518
NET INCOME	$7,781	$5,903	$14,944	$11,011
EARNINGS PER COMMON SHARE (1)
Basic	$0.20	$0.18	$0.39	$0.34
Diluted	$0.20	$0.18	$0.39	$0.34
DIVIDENDS PER COMMON SHARE (1)	$0.07	$0.07	$0.14	$0.13

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
ASSETS	2014	2013
(dollars in thousands)	(unaudited)
Cash and due from banks	$125,991	$94,205
Federal funds sold and interest-bearing deposits due from banks	12,974	8,516
Total cash and cash equivalents	138,965	102,721

Investment securities available for sale, at fair value	415,643	431,106
Investment securities held to maturity; fair value of $105,720 in 2014 and $100,394 in 2013	105,480	101,744
Federal Home Loan Bank and other membership stocks, at cost	9,811	7,938
Loans held for sale	399	1,206
Loans:
Commercial, secured by real estate	1,551,071	1,442,980
Commercial, industrial and other	237,071	213,808
Leases	50,191	41,332
Residential mortgages	433,634	432,831
Consumer and home equity	338,231	339,338
Total loans	2,610,198	2,470,289
Net deferred costs	(1,661)	(1,273)
Allowance for loan and lease losses	(29,866)	(29,821)
Net loans	2,578,671	2,439,195
Premises and equipment, net	36,202	37,148
Accrued interest receivable	8,353	8,603
Goodwill	109,974	109,974
Other identifiable intangible assets	2,182	2,424
Bank owned life insurance	56,693	55,968
Other assets	17,175	19,764
TOTAL ASSETS	$3,479,548	$3,317,791

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$649,186	$600,652
Savings and interest-bearing transaction accounts	1,797,358	1,812,467
Time deposits under $100,000	169,655	180,859
Time deposits $100,000 and over	110,651	115,227
Total deposits	2,726,850	2,709,205
Federal funds purchased and securities sold under agreements to repurchase	156,511	81,991
Other borrowings	174,000	119,000
Subordinated debentures	41,238	41,238
Other liabilities	13,116	14,933
TOTAL LIABILITIES	3,111,715	2,966,367

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares; issued 37,914,094 shares at June 30, 2014 and 37,873,800 shares at December 31, 2013	383,362	364,637
Accumulated Deficit	(16,647)	(8,538)
Accumulated other comprehensive income (loss)	1,118	(4,675)
TOTAL STOCKHOLDERS' EQUITY	367,833	351,424
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,479,548	$3,317,791

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share data)	2014	2014	2013	2013	2013
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 28,419	$ 27,845	$ 27,973	$ 27,487	$ 25,146
Provision for Loan and Lease Losses	(1,593)	(1,489)	(1,687)	(1,879)	(2,594)
Other Noninterest Income	4,371	4,071	5,139	4,645	4,595
Gains on investment securities	--	2	333	--	1
Gain on debt extinguishment	--	--	--	--	1,197
Long-term debt prepayment fee	--	--	(683)	--	--
Merger related expenses	--	--	(7)	(744)	(1,452)
Core deposit intangible amortization	(119)	(123)	(124)	(123)	(41)
Other Noninterest Expense	(19,411)	(19,619)	(19,900)	(19,540)	(17,900)
Pretax Income	11,667	10,687	11,044	9,846	8,952
Tax Expense	(3,886)	(3,524)	(3,703)	(3,229)	(3,049)
Net Income Available to Common Stockholders	$ 7,781	$ 7,163	$ 7,341	$ 6,617	$ 5,903

Basic Earnings Per Common Share (1)	$ 0.20	$ 0.19	$ 0.19	$ 0.18	$ 0.18
Diluted Earnings Per Common Share (1)	$ 0.20	$ 0.19	$ 0.19	$ 0.18	$ 0.18
Dividends Per Common Share (1)	$ 0.07	$ 0.07	$ 0.07	$ 0.07	$ 0.07
Dividends Paid	$ 2,717	$ 2,705	$ 2,688	$ 2,504	$ 2,091
Weighted Average Shares - Basic (1)	37,740	37,683	37,436	37,288	33,103
Weighted Average Shares - Diluted (1)	37,850	37,806	37,649	37,522	33,199

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.93%	0.88%	0.88%	0.81%	0.79%
Annualized Return on Average Common Equity	8.58%	8.14%	8.30%	7.64%	7.76%
Annualized Return on Tangible Common Equity (2)	12.41%	11.88%	12.23%	11.39%	11.31%
Annualized Net Interest Margin	3.69%	3.72%	3.70%	3.68%	3.68%
Efficiency ratio (2)	58.73%	60.90%	59.44%	59.98%	59.70%
Common stockholders' equity to total assets	10.57%	10.62%	10.59%	10.53%	10.46%
Tangible common equity to tangible assets (2)	7.59%	7.55%	7.46%	7.36%	7.24%
Tier 1 risk-based ratio	11.54%	11.76%	11.73%	11.64%	11.53%
Total risk-based ratio	12.75%	13.01%	12.98%	12.89%	12.78%
Tier 1 leverage ratio	9.06%	9.01%	8.90%	8.84%	9.43%
Book value per common share (1)	$ 9.70	$ 9.48	$ 9.28	$ 9.24	$ 9.10
Tangible book value per common share (1) (2)	$ 6.74	$ 6.52	$ 6.31	$ 6.24	$ 6.08

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014
(2) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands)	2014	2014	2013	2013	2013
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,610,198	$ 2,504,626	$ 2,470,289	$ 2,428,750	$ 2,447,644
Allowance for Loan and Lease Losses	(29,866)	(29,520)	(29,821)	(29,757)	(29,626)
Investment Securities	530,934	533,165	540,788	521,229	500,204
Total Assets	3,479,548	3,386,720	3,317,791	3,299,300	3,262,411
Total Deposits	2,726,850	2,736,733	2,709,205	2,708,454	2,672,859
Short-Term Borrowings	156,511	115,952	81,991	110,525	116,627
Other Borrowings	215,238	160,238	160,238	117,548	117,548
Stockholders' Equity	367,833	359,539	351,424	347,525	341,109

Loans and Leases
Commercial real estate	$ 1,551,071	$ 1,486,274	$ 1,442,980	$ 1,398,435	$ 1,394,698
Commercial, industrial and other	237,071	208,056	213,808	214,877	234,022
Leases	50,191	43,720	41,332	37,845	33,330
Residential mortgages	433,634	430,559	432,831	437,788	445,584
Consumer and Home Equity	338,231	336,017	339,338	339,805	340,010
Total loans	$ 2,610,198	$ 2,504,626	$ 2,470,289	$ 2,428,750	$ 2,447,644

Deposits
Noninterest bearing	$ 649,186	$ 630,499	$ 600,652	$ 623,562	$ 600,868
Savings and interest-bearing transaction accounts	1,797,358	1,816,084	1,812,467	1,770,299	1,739,943
Time deposits under $100,000	169,655	177,284	180,859	190,996	194,666
Time deposits $100,000 and over	110,651	112,866	115,227	123,597	137,382
Total deposits	$ 2,726,850	$ 2,736,733	$ 2,709,205	$ 2,708,454	$ 2,672,859

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,552,010	$ 2,486,990	$ 2,427,505	$ 2,435,658	$ 2,264,713
Investment Securities	537,974	541,721	535,210	506,263	470,018
Interest-Earning Assets	3,114,539	3,061,555	3,023,256	2,987,408	2,765,229
Total Assets	3,360,289	3,312,709	3,291,865	3,243,997	3,001,360
Non Interest-Bearing Demand Deposits	640,080	618,944	638,016	620,499	542,976
Savings Deposits	387,179	385,007	382,062	374,141	369,703
Interest-Bearing Transaction Accounts	1,433,382	1,440,770	1,450,055	1,403,227	1,284,233
Time Deposits	284,475	293,225	301,640	322,371	311,230
Total Deposits	2,745,116	2,737,946	2,771,773	2,720,238	2,508,142
Short-Term Borrowings	78,475	56,602	36,928	47,702	48,652
Other Borrowings	158,432	145,580	117,353	117,559	125,268
Total Interest-Bearing Liabilities	2,341,944	2,321,184	2,288,039	2,265,000	2,139,086
Stockholders' Equity	363,802	356,951	351,067	343,482	304,950

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the Quarter Ended
	Jun 31,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands)	2014	2014	2013	2013	2013
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.33%	4.39%	4.45%	4.45%	4.49%
Taxable investment securities and other	2.18%	2.19%	2.12%	1.87%	1.82%
Tax-exempt securities	3.74%	3.80%	3.83%	3.74%	3.67%
Federal funds sold and interest-bearing cash accounts	0.15%	0.16%	0.24%	0.24%	0.22%
Total interest-earning assets	3.97%	3.99%	3.99%	4.00%	4.04%
Liabilities:
Savings accounts	0.05%	0.05%	0.05%	0.05%	0.06%
Interest-bearing transaction accounts	0.23%	0.23%	0.23%	0.27%	0.30%
Time deposits	0.51%	0.56%	0.60%	0.64%	0.70%
Borrowings	1.50%	1.63%	2.13%	2.06%	2.13%
Total interest-bearing liabilities	0.36%	0.36%	0.38%	0.42%	0.47%
Net interest spread (taxable equivalent basis)	3.60%	3.63%	3.61%	3.58%	3.58%
Annualized Net Interest Margin (taxable equivalent basis)	3.69%	3.72%	3.70%	3.68%	3.68%
Annualized Cost of Deposits	0.18%	0.19%	0.19%	0.22%	0.25%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 29,520	$ 29,821	$ 29,757	$ 29,626	$ 29,623
Provision for loan losses	1,593	1,489	1,687	1,879	2,594
Net Charge-offs	(1,247)	(1,790)	(1,623)	(1,748)	(2,591)
Balance at end of period	$ 29,866	$ 29,520	$ 29,821	$ 29,757	$ 29,626

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ (152)	$ 1,613	$ 928	$ 749	$ 1,778
Commercial, industrial and other	511	(578)	100	367	450
Leases	126	39	(2)	21	42
Home equity and consumer	411	567	244	494	196
Real estate - mortgage	351	149	353	117	125
Net charge-offs	$ 1,247	$ 1,790	$ 1,623	$ 1,748	$ 2,591

Nonperforming Assets
Commercial real estate	$ 9,647	$ 12,279	$ 8,528	$ 7,506	$ 9,209
Commercial, industrial and other	700	246	88	184	797
Leases	61	143	--	--	--
Home equity and consumer	2,251	2,431	2,175	2,819	2,921
Real estate - mortgage	6,730	6,875	6,141	5,996	6,840
Total non-accruing loans	19,389	21,974	16,932	16,505	19,767
Property acquired through foreclosure or repossession	850	698	520	2,154	337
Total non-performing assets	$ 20,239	$ 22,672	$ 17,452	$ 18,659	$ 20,104

Loans past due 90 days or more	$ 286	$ 451	$ 1,997	$ 2,484	$ 1,620
Loans restructured and still accruing	$ 6,818	$ 6,086	$ 10,289	$ 13,241	$ 12,538

Ratio of allowance for loan and lease losses to total loans	1.14%	1.18%	1.21%	1.23%	1.21%
Non-performing loans to total loans	0.74%	0.88%	0.69%	0.68%	0.81%
Non-performing assets to total assets	0.58%	0.67%	0.53%	0.57%	0.62%
Annualized net charge-offs to average loans	0.20%	0.29%	0.27%	0.29%	0.46%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
	Jun 30,	Mar 31,	Dec 31,	Sept 30,	Jun 30,
(dollars in thousands, except per share amounts)	2014	2014	2013	2013	2013
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 367,833	$ 359,539	$ 351,424	$ 347,525	$ 341,109
Less:
Goodwill	109,974	109,974	109,974	110,381	110,381
Other identifiable intangible assets, net	2,182	2,301	2,424	2,548	2,671
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 255,677	$ 247,264	$ 239,026	$ 234,596	$ 228,057

Shares outstanding at end of period (1)	37,914	37,912	37,874	37,614	37,487

Book value per share - GAAP (1)	$ 9.70	$ 9.48	$ 9.28	$ 9.24	$ 9.10

Tangible book value per share - Non-GAAP (1)	$ 6.74	$ 6.52	$ 6.31	$ 6.24	$ 6.08

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 255,677	$ 247,264	$ 239,026	$ 234,596	$ 228,057

Total assets at end of period	$ 3,479,548	$ 3,386,720	$ 3,317,791	$ 3,299,300	$ 3,262,411
Less:
Goodwill	109,974	109,974	109,974	110,381	110,381
Other identifiable intangible assets, net	2,182	2,301	2,424	2,548	2,671
Total tangible assets at end of period - Non-GAAP	$ 3,367,392	$ 3,274,445	$ 3,205,393	$ 3,186,371	$ 3,149,359

Common equity to assets - GAAP	10.57%	10.62%	10.59%	10.53%	10.46%

Tangible common equity to tangible assets - Non-GAAP	7.59%	7.55%	7.46%	7.36%	7.24%

Calculation of return on average tangible common equity
Net income - GAAP	$ 7,781	$ 7,163	$ 7,341	$ 6,617	$ 5,903

Total average common stockholders' equity	363,802	356,951	351,067	343,482	304,950
Less:
Average goodwill	109,974	109,974	110,376	110,381	94,783
Average other identifiable intangible assets, net	2,256	2,379	2,496	2,624	894
Total average tangible common stockholders' equity - Non - GAAP	$ 251,572	$ 244,598	$ 238,195	$ 230,477	$ 209,273

Return on average common stockholders' equity - GAAP	8.58%	8.14%	8.30%	7.64%	7.76%

Return on average tangible common stockholders' equity - Non-GAAP	12.41%	11.88%	12.23%	11.39%	11.31%

Calculation of efficiency ratio
Total non-interest expense	$ 19,530	$ 19,742	$ 20,714	$ 20,407	$ 19,393
Less:
Amortization of core deposit intangibles	(119)	(123)	(124)	(123)	(41)
Other real estate owned and other repossessed asset (expense) income	(100)	(15)	(9)	2	2
Long-term debt prepayment fee	--	--	(683)	--	--
Merger related expenses	--	--	(7)	(744)	(1,452)
Provision for unfunded lending commitments, net	93	(11)	(63)	(121)	(6)
Non-interest expense, as adjusted	$ 19,404	$ 19,593	$ 19,828	$ 19,421	$ 17,896

Net interest income	$ 28,419	$ 27,845	$ 27,973	$ 27,487	$ 25,146
Total noninterest income	4,371	4,073	5,472	4,645	5,793
Total revenue	32,790	31,918	33,445	32,132	30,939
Plus: Tax-equivalent adjustment on municipal securities	251	255	248	248	237
Less:
Gains on debt extinguishment	--	--	--	--	(1,197)
Gains on sales investment securities	--	(2)	(333)	--	(1)
Total revenue, as adjusted	$ 33,041	$ 32,171	$ 33,360	$ 32,380	$ 29,978

Efficiency ratio - Non-GAAP	58.73%	60.90%	59.44%	59.98%	59.70%

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	For the Six Months Ended,
	June 30,	June 30,
(dollars in thousands, except per share amounts)	2014	2013
Calculation of return on average tangible common equity
Net income - GAAP	$ 14,944	$ 11,011

Total average common stockholders' equity	$ 360,395	$ 293,934
Less:
Average goodwill	109,974	90,968
Average other identifiable intangible assets, net	2,317	449
Total average tangible common stockholders' equity - Non GAAP	$ 248,104	$ 202,517

Return on average common stockholders' equity - GAAP	8.36%	7.55%

Return on average tangible common stockholders' equity - Non-GAAP	12.15%	10.96%

Calculation of efficiency ratio
Total non-interest expense	$ 39,272	$ 37,620
Less:
Amortization of core deposit intangibles	(242)	(41)
Other real estate owned and other repossessed asset expense	(115)	(17)
Long-term debt prepayment fee	--	(526)
Merger related expenses	--	(2,083)
Provision for unfunded lending commitments	82	129
Non-interest expense, as adjusted	$ 38,997	$ 35,082

Net interest income	$ 56,264	$ 49,082
Noninterest income	8,444	10,844
Total revenue	64,708	59,926
Plus: Tax-equivalent adjustment on municipal securities	506	468
Less:
Gains on investment securities	(2)	(506)
Gains on extinguishment of debt	--	(1,197)
Total revenue, as adjusted	$ 65,212	$ 58,691

Efficiency ratio - Non - GAAP	59.80%	59.77%

CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000